UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

October 31, 2025
Date of Report (Date of earliest event reported)

SUNOCOCORP LLC
(Exact name of registrant as specified in its charter)

Delaware	001-42928	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas	,	Texas	75225
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Liability Company Interests	SUNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously announced, on October 31, 2025, SunocoCorp LLC, a Delaware limited liability company (“SunocoCorp”) and Sunoco LP, a Delaware limited partnership (“Sunoco”), completed the strategic transaction contemplated by the previously announced Arrangement Agreement, dated as of May 4, 2025 (as amended on May 26, 2025 and October 10, 2025, the “Arrangement Agreement”), by and among SunocoCorp, Sunoco, Parkland Corporation, an Alberta corporation (“Parkland”), and 2709716 Alberta ULC, an Alberta unlimited liability corporation. In accordance with the Arrangement Agreement and pursuant to the Plan of Arrangement attached thereto, Sunoco acquired all of the issued and outstanding common shares of Parkland by way of a court-approved plan of arrangement under Section 193 of the Business Corporations Act (Canada) (the “Arrangement”) and Parkland became an indirect, wholly owned subsidiary of Sunoco.
On November 3, 2025, SunocoCorp filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission announcing the completion of the Arrangement. This Amendment No. 1 to the Original Form 8-K (this “Amendment”) amends and supplements Item 9.01 of the Original Form 8-K solely to provide the required financial statements of Parkland and the required pro forma financial information. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and SunocoCorp has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(a)  Financial Statements of Business Acquired.
The audited consolidated financial statements of Sunoco LP for the years ended December 31, 2024, 2023 and 2022 are filed as Exhibit 99.1 hereto and incorporated by reference herein.
The unaudited interim consolidated financial statements of Sunoco LP for the period ended September 30, 2025 are filed as Exhibit 99.2 hereto and incorporated by reference herein.
The audited consolidated financial statements of Parkland for the two years ended December 31, 2024 are filed as Exhibit 99.3 hereto and incorporated by reference herein.
The unaudited interim consolidated financial statements of Parkland for the three and nine months ended September 30, 2025 and 2024 are filed as Exhibit 99.4 hereto and incorporated by reference herein.
The audited consolidated financial statements of NuStar Energy L.P. as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 are filed as Exhibit 99.5 hereto and incorporated by reference herein.
(b)  Pro Forma Financial Information.
The unaudited pro forma combined financial information is filed as Exhibit 99.6 hereto and is incorporated by reference herein:
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2025;
•Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2025; and
•Notes to the Unaudited Pro Forma Combined Financial Statements.

(d)  Exhibits.

Exhibit Number	Exhibit Description

99.1
Sunoco audited consolidated financial statements for the years ended December 31, 2024, 2023 and 2022 (incorporated by reference to Part IV, Item 15 of Form 10-K filed by Sunoco (File No. 001-35653) on February 14, 2025)

99.2
Sunoco interim consolidated financial statements for the period ended September 30, 2025 (incorporated by reference to Part I, Item 1 of Form 10-Q filed by Sunoco (File No. 001-35653) on November 6, 2025)

99.3
Parkland audited consolidated financial statements for the two years ended December 31, 2024 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed by Sunoco (File No. 001-35653) on September 4, 2025)

99.4	Parkland interim condensed consolidated financial statements (unaudited) for the three and nine months ended September 30, 2025 and 2024

99.5
NuStar Energy L.P. financial statements as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 (incorporated by reference to NuStar Energy L.P. Form 10-K for the year ended December 31, 2023 (File Number 001-16417) filed on February 22, 2024)

99.6	Unaudited Pro Forma Condensed Combined Financial Information of SunocoCorp

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCOCORP LLC
	By:	SunocoCorp Management LLC, its managing member
Date: January 16, 2026	By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Chief Financial Officer